                                                                    Exhibit 99.1



    Student Loan Finance Corporation
    Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
     Section 21 of the Servicing Agreement (Unaudited)

    Education Loans Incorporated
    Student Loan Asset-Backed Callable Notes, Series 1998-1
    Report for the Month Ended May 31, 1998

I.  Noteholder Information
    ----------------------

A.  Identification of Notes
    -----------------------

    Series  Description                                                     Cusip #                    Due Date
    --------------------------------------------------------------------------------------------------------------
    1998-1A Senior Tax Exempt Auction Rate Notes............................28139WAB0..........       June 1, 2020
    1998-1B Senior Tax Exempt Auction Rate Notes............................28139WAC8..........       June 1, 2020
    1998-1C Senior Tax Exempt Auction Rate Notes............................28139WAD6..........       June 1, 2020
    1998-1D Senior Tax Exempt Auction Rate Notes............................28139WAE4..........       June 1, 2020
    1998-1E Senior Tax Exempt Auction Rate Notes............................28139WAF1..........       June 1, 2020
    1998-1F Senior Tax Exempt Fixed Rate Notes..............................28139WAA2..........       June 1, 2010
    1998-1F Senior Tax Exempt Fixed Rate Notes..............................28139WAG9..........       June 1, 2020
    1998-1G Senior Taxable Auction Rate Notes...............................280907AF3..........       June 1, 2020
    1998-1H Senior Taxable Auction Rate Notes...............................280907AG1..........       June 1, 2020
    1998-1I Senior Taxable LIBOR Rate Notes.................................280907AH9..........       June 1, 2002
    1998-1J Senior Taxable LIBOR Rate Notes.................................280907AJ5..........       June 1, 2020
    1998-1K Subordinate Tax Exempt Fixed Rate Notes.........................28139WAH7..........       June 1, 2020
    1998-1L Subordinate Taxable LIBOR Rate Notes............................280907AK2..........       June 1, 2020

B.  Notification of Prepayments of LIBOR Rate Notes
    -----------------------------------------------


    Determination Date - June 25, 1998               Record Date - June 30, 1998                     Prepayment Date - July 1, 1998
    ----------------------------------               ---------------------------                     ------------------------------

                                                    Aggregate Payments
                   -----------------------------------------------------------------------------------------------        Principal
                                                                Carry-Over  Interest on Carry-                         Amount After
    Series                 Principal            Interest           Amounts        Over Amounts             Total         Prepayment
    --------------------------------------------------------------------------------------------------------------------------------
    1998-1I            $5,074,938.50         $826,528.13             $0.00               $0.00     $5,901,466.63    $165,861,916.50
    1998-1J                     0.00        1,168,517.22              0.00                0.00      1,168,517.22     239,600,000.00
    1998-1L               707,576.16          288,692.80              0.00                0.00        996,268.96      56,531,666.56
                   -----------------------------------------------------------------------------------------------------------------
    Total              $5,782,514.66       $2,283,738.15             $0.00               $0.00     $8,066,252.81    $461,993,583.06
                   =================================================================================================================

                                                 Payment Per $100,000 Unit
                   ------------------------------------------------------------------------------------------------ Principal Amount
                                                                Carry-Over  Interest on Carry-                     Per $100,000 Unit
    Series                 Principal            Interest           Amounts        Over Amounts              Total   After Prepayment
    --------------------------------------------------------------------------------------------------------------------------------
    1998-1I                $2,743.21             $446.77             $0.00               $0.00          $3,189.98         $89,655.09
    1998-1J                     0.00              487.70              0.00                0.00             487.70         100,000.00
    1998-1L                 1,195.23              487.66              0.00                0.00           1,682.89          95,492.68

                         Applicable           Principal
                      Interest Rate        Factor After
    Series                 On Notes          Prepayment
    ---------------------------------------------------
    1998-1I                5.80234%           0.8965509
    1998-1J                5.85234%           1.0000000
    1998-1L                6.05234%           0.9549268


C.  Principal Outstanding - May, 1998

                           Principal           Principal          Principal           Principal
                        Outstanding,            Payments       Outstanding,             Paid on
    Series            Start of Month        During Month       End of Month        June 1, 1998
    -------------------------------------------------------------------------------------------
    1998-1A           $74,900,000.00               $0.00     $74,900,000.00
    1998-1B            50,000,000.00                0.00      50,000,000.00
    1998-1C            50,000,000.00                0.00      50,000,000.00
    1998-1D            50,000,000.00                0.00      50,000,000.00
    1998-1E            50,000,000.00                0.00      50,000,000.00
    1998-1F:
     6-1-10            14,270,000.00                0.00      14,270,000.00
     6-1-20             9,785,000.00                0.00       9,785,000.00
    1998-1G            53,500,000.00                0.00      53,500,000.00
    1998-1H            54,000,000.00                0.00      54,000,000.00
    1998-1I           185,000,000.00        6,503,601.00     178,496,399.00      $7,559,544.00
    1998-1J           239,600,000.00                0.00     239,600,000.00               0.00
    1998-1K            33,215,000.00                0.00      33,215,000.00
    1998-1L            59,200,000.00          906,766.40      58,293,233.60       1,053,990.88
             ----------------------------------------------------------------------------------
    Totals           $923,470,000.00       $7,410,367.40    $916,059,632.60      $8,613,534.88
             ==================================================================================


D.  Accrued Interest Outstanding - May, 1998

                    Accrued Interest            Interest           Interest   Accrued Interest            Interest
                        Outstanding,             Accrued           Payments       Outstanding,          Rate As Of
    Series            Start of Month        During Month       During Month       End of Month        End Of Month
    ----------------------------------------------------------------------------------------------------------------
    1998-1A              $557,900.98         $251,539.16              $0.00        $809,440.14            3.90000%
    1998-1B               370,597.22          164,750.00               0.00         535,347.22            3.84000%
    1998-1C               368,263.89          163,055.55               0.00         531,319.44            3.85000%
    1998-1D               371,250.00          165,694.44               0.00         536,944.44            3.90000%
    1998-1E               370,902.78          165,763.89               0.00         536,666.67            3.85000%
    1998-1F:
     6-1-10               176,591.25           58,863.75               0.00         235,455.00            4.95000%
     6-1-20               133,320.63           44,440.20               0.00         177,760.83            5.45000%
    1998-1G                83,519.44          259,296.67         233,854.44         108,961.67            5.64000%
    1998-1H                25,155.00          260,295.00         234,780.00          50,670.00            5.63000%
    1998-1I               899,947.92          892,451.01         899,947.92         892,451.01            5.80625%
    1998-1J             1,175,537.50        1,208,274.51       1,175,537.50       1,208,274.51            5.85625%
    1998-1K               465,010.00          155,003.33               0.00         620,013.33            5.60000%
    1998-1L               300,316.67          304,005.29         300,316.67         304,005.29            6.05625%
             ----------------------------------------------------------------------------------
    Totals             $5,298,313.28       $4,093,432.80      $2,844,436.53      $6,547,309.55
             ==================================================================================

                   Net Loan Rate for
                    Interest Periods
                      Starting July,
                      1998, Based on
                        May 31 Calc.
------------------------------------
1998-1A
1998-1B
1998-1C
1998-1D
1998-1E
1998-1F
 6-1-10
 6-1-20                        6.69%
1998-1G                        6.69%
1998-1H                        6.69%
1998-1I                        6.69%
1998-1J
1998-1K                        6.69%
1998-1L
             ------------------------
Totals
             ========================

E.  Noteholders' Carry-Over Amounts - May, 1998


                          Carry-Over                                                Carry-Over
                            Amounts,           Additions           Payments           Amounts,
    Series            Start of Month        During Month       During Month       End of Month
    -------------------------------------------------------------------------------------------
    1998-1G                    $0.00               $0.00              $0.00              $0.00
    1998-1H                     0.00                0.00               0.00               0.00
    1998-1I                     0.00                0.00               0.00               0.00
    1998-1J                     0.00                0.00               0.00               0.00
    1998-1L                     0.00                0.00               0.00               0.00
             ----------------------------------------------------------------------------------
    Totals                     $0.00               $0.00              $0.00              $0.00
             ==================================================================================

F.  Noteholders' Accrued Interest on Carry-Over Amounts - May, 1998

                            Accrued            Interest           Interest            Accrued
                          Interest,             Accrued           Payments          Interest,
    Series           Start of Month        During Month       During Month       End of Month
    -------------------------------------------------------------------------------------------
    1998-1G                    $0.00               $0.00              $0.00              $0.00
    1998-1H                     0.00                0.00               0.00               0.00
    1998-1I                     0.00                0.00               0.00               0.00
    1998-1J                     0.00                0.00               0.00               0.00
    1998-1L                     0.00                0.00               0.00               0.00
             ----------------------------------------------------------------------------------
    Totals                     $0.00               $0.00              $0.00              $0.00
             ==================================================================================

II. Fund Information

A.  Reserve Fund - May, 1998


                                                                 Tax Exempt            Taxable              Total
                                                         ---------------------------------------------------------
    Balance, Start of Month..............................             $0.00     $18,480,000.00     $18,480,000.00
    Additions During Month...............................              0.00               0.00               0.00
    Withdrawals During Month.............................              0.00               0.00               0.00
                                                          --------------------------------------------------------
    Balance, End of Month................................             $0.00     $18,480,000.00     $18,480,000.00
                                                          ========================================================

B.  Acquisition Fund (Unexpended Portion) - May, 1998

                                                                 Tax Exempt            Taxable              Total
                                                         ---------------------------------------------------------
    Balance, Start of Month..............................   $223,753,582.64     $54,123,139.70    $277,876,722.34
    Withdrawals for Acquisition of Eligible Loans:
      Principal Acquired.................................     (1,644,544.35)       (921,705.61)     (2,566,249.96)
      Premiums and Related Acquisition Costs.............        (24,385.33)        (10,102.54)        (34,487.87)
                                                          --------------------------------------------------------
    Balance, End of Month................................   $222,084,652.96     $53,191,331.55    $275,275,984.51
                                                          ========================================================

III. Student Loan Information
     ------------------------

A.   Student Loan Principal Outstanding - May, 1998
     ----------------------------------------------

                                                                 Tax Exempt            Taxable              Total
                                                         ---------------------------------------------------------
    Balance, Start of Month..............................   $105,031,290.40    $494,270,396.40    $599,301,686.80
    Loans Purchased / Originated.........................      1,644,544.35         921,705.61       2,566,249.96
    Capitalized Interest.................................        104,020.68         457,554.83         561,575.51
    Less Principal Payments Received.....................       (742,978.46)     (6,446,572.44)     (7,189,550.90)
    Other Increases (Decreases)..........................         (1,965.41)        (26,937.52)        (28,902.93)
                                                         ---------------------------------------------------------
    Balance, End of Month................................   $106,034,911.56    $489,176,146.88    $595,211,058.44
                                                         =========================================================

B.  Composition of Student Loan Portfolio as of May 31, 1998
    --------------------------------------------------------
                                                                                        Amount
                                                                            -------------------
    Aggregate Outstanding Principal Balance.................................   $595,211,058.44
    Number of Borrowers.....................................................            89,576
    Average Outstanding Principal Balance Per Borrower......................            $6,645
    Number of Loans (Promissory Notes)......................................           268,928
    Average Outstanding Principal Balance Per Loan..........................            $2,213
    Repayment Status Loans:
      Weighted Average Remaining Term (Months)..............................               103
      Weighted Average Payments Received (Months)...........................                28
    Weighted Average Interest Rate..........................................              8.25%

C.  Distribution of Student Loan Portfolio by Loan Type as of May 31, 1998
    ----------------------------------------------------------------------

                                                                Outstanding         Percent By
                                                  Number          Principal        Outstanding
    Loan Type                                   Of Loans            Balance            Balance
    -------------------------------------------------------------------------------------------
    Stafford - Subsidized............            210,205    $370,507,817.26               62.2%
    Stafford - Unsubsidized..........             29,991      72,392,998.96               12.2%
    Stafford - Nonsubsidized.........              3,184       4,979,751.88                0.8%
    PLUS.............................             11,349      28,995,745.48                4.9%
    SLS..............................              6,654      17,038,220.94                2.9%
    Consolidation....................              7,545     101,296,523.92               17.0%
                                      ---------------------------------------------------------
    Total............................            268,928    $595,211,058.44              100.0%
                                      =========================================================

D.  Distribution of Student Loan Portfolio by Interest Rate as of May 31, 1998
    --------------------------------------------------------------------------
                                                                Outstanding         Percent By
                                                  Number          Principal        Outstanding
    Interest Rate                               Of Loans            Balance            Balance
    -------------------------------------------------------------------------------------------
    Less Than 7.00%..................                 79        $331,434.67                0.1%
    7.00% to 7.49%...................              8,962      13,645,192.21                2.3%
    7.50% to 7.99%...................             23,757      62,250,035.45               10.5%
    8.00% to 8.49%...................            204,775     404,500,156.25               68.0%
    8.50% to 8.99%...................             11,804      35,224,658.41                5.9%
    9.00% to 9.49%...................             19,422      78,030,419.28               13.1%
    9.50% or Greater.................                129       1,229,162.17                0.2%
                                      ---------------------------------------------------------
    Total............................            268,928    $595,211,058.44              100.0%
                                      =========================================================

E.  Distribution of Student Loan Portfolio by School Type as of May 31, 1998

                                                                Outstanding         Percent By
                                                  Number          Principal        Outstanding
    School Type                                 Of Loans            Balance            Balance
    -------------------------------------------------------------------------------------------
    Under 4 Year.....................             44,121     $74,339,493.82               12.5%
    4 and 5 Year.....................            197,002     384,087,364.03               64.5%
    Proprietary......................             18,037      30,104,961.06                5.1%
    Consolidation....................              7,545     101,296,523.92               17.0%
    Other / Unknown..................              2,223       5,382,715.61                0.9%
                                      ---------------------------------------------------------
    Total............................            268,928    $595,211,058.44              100.0%
                                      =========================================================

F. Distribution of Student Loan Portfolio by Borrower Payment Status as of May 31, 1998

                                                                Outstanding          Percent By
                                                  Number          Principal         Outstanding
    Borrower Payment Status                     Of Loans            Balance             Balance
    -------------------------------------------------------------------------------------------
    School...........................             16,807     $43,841,617.82                7.4%
    Grace............................              9,674      24,139,260.30                4.1%
    Repayment........................            203,690     424,738,132.63               71.4%
    Deferment........................             24,833      65,017,833.20               10.9%
    Forbearance......................             11,562      32,863,810.53                5.5%
    Claims...........................              2,362       4,610,403.96                0.8%
                                      ---------------------------------------------------------
    Total............................            268,928    $595,211,058.44              100.0%
                                      =========================================================

G.  Distribution of Repayment Status Loans by Year of Repayment as of May 31,
    1998

                                                                Outstanding          Percent By
                                                  Number          Principal         Outstanding
    Year of Repayment                           Of Loans            Balance             Balance
    -------------------------------------------------------------------------------------------
    First Year.......................             41,235    $122,360,265.03               28.8%
    Second Year......................             32,292      88,994,507.33               21.0%
    Third Year.......................             32,206      81,045,092.29               19.1%
    Fourth Year and Greater..........             97,957     132,338,267.98               31.2%
                                      ---------------------------------------------------------
    Total............................            203,690    $424,738,132.63              100.0%
                                      =========================================================

H.  Distribution of Repayment Status Loans by Remaining Term as of May 31, 1998

                                                                Outstanding          Percent By
                                                  Number          Principal         Outstanding
    Remaining Term                              Of Loans            Balance             Balance
    -------------------------------------------------------------------------------------------
    1 to 12 Months...................             13,649      $3,382,570.61                0.8%
    13 to 24 Months..................             15,360       8,320,659.96                2.0%
    25 to 36 Months..................             16,487      13,927,406.25                3.3%
    37 to 48 Months..................             18,068      19,893,571.62                4.7%
    49 to 60 Months..................             18,264      24,882,204.11                5.9%
    61 to 72 Months..................             19,982      33,625,353.84                7.9%
    73 to 84 Months..................             16,368      33,793,189.95                8.0%
    85 to 96 Months..................             27,607      63,945,919.90               15.1%
    97 to 108 Months.................             26,267      69,795,679.96               16.4%
    109 to 120 Months................             26,565      79,242,784.58               18.7%
    121 to 180 Months................              3,731      37,944,386.73                8.9%
    181 to 240 Months................              1,154      27,850,130.82                6.6%
    241 to 300 Months................                151       6,033,616.58                1.4%
    Over 300 Months..................                 37       2,100,657.72                0.5%
                                      ---------------------------------------------------------
    Total............................            203,690    $424,738,132.63              100.0%
                                      =========================================================

I.  Distribution of Student Loan Portfolio by Delinquency Status as of
    May 31, 1998

                                                                   Percent by Outstanding Balance
                                                                  ---------------------------------
                                                    Outstanding   Repayment, Deferment,   All Loans
                                     Number of        Principal    Forbearance & Claims          in
    Delinquency Status               Borrowers          Balance       Status Loans Only   Portfolio
    -----------------------------------------------------------------------------------------------
    31 to 60 Days ................       2,860   $17,574,049.11                    3.3%        3.0%
    61 to 90 Days ................       1,287     8,180,112.64                    1.6%        1.4%
    91 to 120 Days ...............         838     5,256,941.81                    1.0%        0.9%
    121 to 180 Days ..............       1,172     7,639,658.32                    1.4%        1.3%
    181 to 270 Days ..............         484     2,607,553.14                    0.5%        0.4%
    Over 270 Days ................           1           298.75                    0.0%        0.0%
    Claims Filed, Not Yet Paid ...         494     2,101,493.70                    0.4%        0.4%
                                     --------------------------------------------------------------
    Total ........................       7,136   $43,360,107.47                    8.2%        7.3%
                                     ==============================================================

J.  Distribution of Student Loan Portfolio by Guarantee Status as of
    May 31, 1998

                                                      Outstanding     Percent By
                                        Number          Principal    Outstanding
    Guarantee Status                  Of Loans            Balance        Balance
    ----------------------------------------------------------------------------
    Guaranteed 100% ..............     152,263    $237,577,201.51          39.9%
    Guaranteed 98% ...............     115,554     357,277,596.25          60.0%
    Unguaranteed .................       1,111         356,260.68           0.1%
                                      ------------------------------------------
    Total ........................     268,928    $595,211,058.44         100.0%
                                      ==========================================


K.  Distribution of Student Loan Portfolio by Guarantee Agency as of
    May 31, 1998

                                                      Outstanding     Percent By
                                        Number          Principal    Outstanding
    Guarantee Agency                  Of Loans            Balance        Balance
    ----------------------------------------------------------------------------
    EAC ..........................     146,206    $371,390,632.44          62.4%
    PHEAA ........................     103,326     188,549,855.72          31.7%
    Other Guarantee Agencies .....      18,285      34,914,309.60           5.9%
    Unguaranteed .................       1,111         356,260.68           0.1%
                                      ------------------------------------------
    Total ........................     268,928    $595,211,058.44         100.0%
                                      ==========================================

L. Distribution of Student Loan Portfolio by Range of Principal Balance as of May 31, 1998

                                                               Outstanding      Percent By
                                                Number           Principal     Outstanding
    Principal Balance Range               Of Borrowers             Balance         Balance
    --------------------------------------------------------------------------------------
    Less Than $1,000.................           10,151       $5,189,030.71            0.9%
    $1,000 to $1,999.................           12,212       18,198,722.45            3.1%
    $2,000 to $2,999.................           12,916       32,251,566.66            5.4%
    $3,000 to $3,999.................            8,436       29,454,845.12            4.9%
    $4,000 to $4,999.................            7,011       31,405,072.84            5.3%
    $5,000 to $5,999.................            6,122       33,517,777.97            5.6%
    $6,000 to $6,999.................            4,683       30,219,912.34            5.1%
    $7,000 to $7,999.................            3,568       26,701,100.79            4.5%
    $8,000 to $8,999.................            3,030       25,743,944.95            4.3%
    $9,000 to $9,999.................            2,640       25,080,464.78            4.2%
    $10,000 to $10,999...............            2,240       23,483,684.68            3.9%
    $11,000 to $11,999...............            2,110       24,215,339.30            4.1%
    $12,000 to $12,999...............            1,685       21,053,362.68            3.5%
    $13,000 to $13,999...............            1,575       21,238,841.70            3.6%
    $14,000 to $14,999...............            1,486       21,520,384.32            3.6%
    $15,000 or Greater...............            9,711      225,937,007.15           38.0%
                                     -----------------------------------------------------
    Total............................           89,576     $595,211,058.44          100.0%
                                     =====================================================

M. Distribution of Student Loan Portfolio by Borrowers' Address as of May 31, 1998 (Based on Address as of June 3, 1998)

                                                               Outstanding      Percent By
                                                Number           Principal     Outstanding
    State of Borrowers' Address               Of Loans             Balance         Balance
    --------------------------------------------------------------------------------------
    South Dakota.....................          112,912     $245,762,679.40           41.3%
    Minnesota........................           53,772      116,820,615.40           19.6%
    North Dakota.....................           24,066       50,071,399.22            8.4%
    Iowa.............................            7,879       18,433,509.59            3.1%
    Nebraska.........................            5,817       13,102,392.49            2.2%
    Colorado.........................            5,261       11,732,179.06            2.0%
    Washington.......................            4,722       10,251,885.62            1.7%
    California.......................            4,333        9,837,331.20            1.7%
    Texas............................            4,102        9,743,124.82            1.6%
    Oregon...........................            4,169        8,704,570.45            1.5%
    Wisconsin........................            3,200        7,875,131.07            1.3%
    Alaska...........................            2,448        7,001,512.29            1.2%
    Arizona..........................            3,218        6,982,792.85            1.2%
    Illinois.........................            2,788        6,915,625.74            1.2%
    Others Less Than 1% Each.........           30,241       71,976,309.24           12.1%
                                     -----------------------------------------------------
    Total............................          268,928     $595,211,058.44          100.0%
                                     =====================================================

N.  Fees and Expenses Accrued For / Through  May, 1998

                                                               For The 3.4
                                                              Months Ended
                                              May, 1998       May 31, 1998
                                      --------------------------------------
    Servicing Fees...................        $616,763.51      $2,072,182.67
    Payroll Expenses.................          $3,218.30           9,609.44
    Indenture Trustee Fees...........         $19,084.53          57,562.44
    Broker / Dealer Fees.............         $82,322.23         243,606.27
    Auction Agent Fees...............          $8,232.23          27,086.69
    Other Permitted Expenses.........            $263.05             321.69
                                      --------------------------------------
    Total............................        $729,883.85      $2,410,369.20
                                      ======================================


O.  Principal Write-Offs and Recoveries For / Through  May, 1998

                                                               For The 3.4
                                                              Months Ended
                                              May, 1998       May 31, 1998
                                      --------------------------------------
    Principal Write-Offs:
      2% Losses on 98% Claims........         $ 8,100.14         $31,347.34
      Other Write-Offs...............         $21,368.25          22,321.71
    Recoveries.......................         $     0.00            (221.30)
                                      --------------------------------------
    Net Write-Offs...................         $29,468.39         $53,447.75
                                      ======================================


P.  Ratio of Assets to Liabilities as of May 31, 1998

                                                                    Amount
                                                         -------------------

    Total Indenture Assets...............................   $929,156,025.76
    Total Indenture Liabilities..........................    924,522,145.22
                                                         -------------------
    Ratio................................................            100.50%
                                                         ===================

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